Exhibit n(ii) under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K
                          Amended as of April 30, 2004
                                    EXHIBIT
                                    to
                           THE HUNTINGTON FUNDS
                            MULTIPLE CLASS PLAN


Fund                                                        Effective Date

Money Market Fund
      Investment A Shares                                   April 18, 1995
      Investment B Shares                                   April 26, 2000
      Trust Shares                                          April 18, 1995
      Interfund Shares                                      August 16, 2001
Ohio Municipal Money Market Fund
      Investment A Shares                                   April 18, 1995
      Trust Shares                                          April 18, 1995
U.S. Treasury Money Market Fund
      Investment A Shares                                   April 18, 1995
      Trust Shares                                          April 18, 1995
Growth Fund
      Investment A Shares                                   April 18, 1995
      Investment B Shares                                   April 26, 2000
      Trust Shares                                          April 18, 1995
Mortgage Securities Fund
      Investment A Shares                                   April 18, 1995
      Investment B Shares                                   April 30, 2003
      Trust Shares                                          April 18, 1995
Ohio Tax-Free Fund
      Investment A Shares                                   April 18, 1995
      Investment B Shares                                   April 30, 2003
      Trust Shares                                          April 18, 1995
Fixed Income Securities Fund
      Investment A Shares                                   April 18, 1995
      Investment B Shares                                   April 26, 2000
      Trust Shares                                          April 18, 1995
Income Equity Fund
      Investment A Shares                                   October 26,
1996
      Investment B Shares                                   April 26, 2000
      Trust Shares                                          October 26,
1996
Short/Intermediate Fixed Income Securities Fund
      Investment A Shares                                   April 30, 2003
      Trust Shares                                          October 26,
1996
Michigan Tax-Free Fund
      Investment A Shares                                   March 31, 1998
      Investment B Shares                                   April 30, 2003
      Trust Shares                                          March 31, 1998

Intermediate Government Income Fund
      Investment A Shares                                   April 6, 1998
      Investment B Shares                                   April 30, 2003
      Trust Shares                                          April 6, 1998
Florida Tax-Free Money Fund
      Investment A Shares                                   October 21,
1998
      Trust Shares                                          October 21,
1998
Dividend Capture Fund
      Investment A Shares                                   March 1, 2001
      Investment B Shares                                   March 1, 2001
      Trust Shares                                          March 1, 2001
International Equity Fund
      Investment A Shares                                   March 1, 2001
      Investment B Shares                                   March 1, 2001
      Trust Shares                                          March 1, 2001
Mid Corp America Fund
      Investment A Shares                                   March 1, 2001
      Investment B Shares                                   March 1, 2001
      Trust Shares                                          March 1, 2001
New Economy Fund
      Investment A Shares                                   March 1, 2001
      Investment B Shares                                   March 1, 2001
      Trust Shares                                          March 1, 2001
Rotating Markets Fund (named Rotating Index Fund prior to 4/30/03)
      Investment A Shares                                   May 1, 2001
      Trust Shares                                          May 1, 2001
Situs Small Cap Fund
      Investment A Shares                                   August 1, 2002
      Investment B Shares                                   August 1, 2002
      Trust Shares                                          August 1, 2002
Macro 100 Fund
      Investment A Shares                                   April 30, 2004
      Investment B Shares                                   April 30, 2004
      Trust Shares                                          April 30, 2004

      Witness the due execution hereof as of this            day of
, 2004.


                                    THE HUNTINGTON FUNDS



                                    By:
                                    Name:  George Polatas
                                    Title:  Vice President